Intangible Assets and Goodwill - Schedule of Expected Amortization Expense (Detail) (USD $)	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Finite Lived Intangible Assets Future Amortization Expense [Abstract]
2013		$ 25,301
2014		25,301
2015		25,301
2016		25,301
2017		25,301
Thereafter		737,905
Net Book Value	$ 1,609,951	$ 864,410	$ 989,096